Exhibit 10.75

AMENDMENT NO. 2 TO COLLATERAL TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO COLLATERAL TRUST AGREEMENT (“Amendment”), dated as of April 1, 2005, is made by and among CONSOL Energy Inc., a Delaware corporation (the “Borrower”), the undersigned subsidiaries of the Borrower (the “Designated Subsidiaries”, collectively with the Borrower, the “Loan Parties”), Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (the “Corporate Trustee”), and David A. Vanaskey, an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (the “Individual Trustee”; the Corporate Trustee and the Individual Trustee are each, individually, a “Collateral Trustee” and collectively, the “Collateral Trustees”), as trustees for the Secured Parties;

WITNESSETH

WHEREAS, the parties hereto are parties to that certain Collateral Trust Agreement, dated as of June 30, 2004, as amended pursuant to Amendment No. 1 to Collateral Trust Agreement dated as of April 1, 2005 (the “Collateral Trust Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings given to them under the Collateral Trust Agreement; and

WHEREAS, the Borrower has requested that the Collateral Trust Agreement be amended to (a) reflect the release of the entities listed on Exhibit A hereto (the “Released Parties”) and (b) clarify the effective time of release of collateral under certain conditions; and

WHEREAS, the parties hereto agree to amend the Collateral Trust Agreement on the terms and conditions set forth below; and

WHEREAS, the Loan Parties listed on Exhibit B (collectively, the “Merged Parties”) have been merged into other Loan Parties;

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The recitals set forth above are hereby incorporated herein by reference.

2. Release. The Released Parties, as of the date hereof, are hereby released from all obligations under the Collateral Trust Agreement. Each of the Loan Parties not released hereby and the Collateral Agents consents to the release of the Released Parties from all obligations under the Collateral Trust Agreement and further acknowledges and agrees that, as of the date hereof, the Released Parties are no longer Loan Parties or Designated Subsidiaries for the purposes of the Collateral Trust Agreement.

3. Amendments to Collateral Trust Agreement.

(a) The defined term “Designated Subsidiaries” set forth in the first paragraph of the Collateral Trust Agreement is hereby amended to exclude the Released Parties and the Merged Parties.

(b) Section 6.3(a) of the Collateral Trust Agreement is hereby amended and restated in its entirety as follows:

“(a) The release of the applicable Collateral shall be effective (i) upon the occurrence of the events specified in Section 6.1(i), (ii) in connection with an event described in Section 6.l(ii), upon the expiration of five (5) Business Days following receipt by the Collateral Trustees of a Release Notice not acknowledged and consented to in writing by the Credit Facility Agent at the time such Release Notice is sent to Collateral Trustee, unless, prior to the expiration of such period, the Collateral Trustees shall have received a certificate in writing from the Credit Facility Agent to the effect set forth in the second sentence of Section 6.2(a), in which event the release of Collateral shall not be effective until the date on which any of the events set forth in Section 6.2(b) shall occur, or (iii) in connection with an event described in Section 6.1(ii), upon receipt by the Collateral Trustees of a Release Notice acknowledged and consented to in writing by the Credit Facility Agent.”

4. Condition Precedent. The Loan Parties and the Collateral Trustees acknowledge that this Amendment shall not be effective until each of the Loan Parties and the Collateral Trustees shall have executed this Amendment and the Credit Facility Agent shall have executed a Consent to this Amendment in the form attached as Exhibit C hereto.

5. Incorporation into Collateral Trust Agreement. This Amendment shall be incorporated into the Collateral Trust Agreement by this reference. All terms, provisions, representations, warranties and covenants set forth herein shall be a part of the Collateral Trust Agreement as if originally contained therein. Any reference to the Collateral Trust Agreement in any Loan Document, instrument or agreement shall hereafter mean the Collateral Trust Agreement as amended by this Agreement.

6. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Collateral Trust Agreement are true and correct and shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower’s obligations under the Secured Debt.

7. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

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8. Severability, If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

9. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Collateral Trust Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware applicable to contracts made and to be performed in said State.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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[SIGNATURE PAGE TO AMENDMENT NO. 2

TO COLLATERAL TRUST AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 2 to Collateral Trust Agreement as of the day and year first above written with the intention that it constitute a sealed instrument.

Corporate Trustee:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Corporate Trustee

	By:	/s/ Rosemary Kennard
	Name:	Rosemary Kennard
	Title:	Assistant Vice President

Individual Trustee:	/s/ David A. Vanaskey
DAVID A. VANASKEY, not in his individual capacity, but solely as Individual Trustee

Loan Parties:	CONSOL ENERGY INC.

	By:	/s/ William J. Lyons
	Name:	William J. Lyons
	Title:	Executive Vice President and Chief Financial Officer

Attest:	CNX GAS CORPORATION

/s/ Gary J. Bench	By:	/s/ Ronald E. Smith
Gary J. Bench, Secretary	Name:	Ronald E. Smith
	Title:	Chief Operating Officer

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CENTRAL OHIO COAL COMPANY

CHURCH STREET HOLDINGS, INC.

CONSOL FINANCIAL INC.

CONSOL OF CANADA INC.

CONSOL OF KENTUCKY INC.

CONSOL PENNSYLVANIA COAL
COMPANY

CONSOLIDATION COAL COMPANY

EIGHTY-FOUR MINING COMPANY

HELVETIA COAL COMPANY IC COAL, INC.

ISLAND CREEK COAL COMPANY

KEYSTONE COAL MINING CORPORATION

LAUREL RUN MINING COMPANY

LEATHERWOOD, INC.

McELROY COAL COMPANY

NEW CENTURY HOLDINGS, INC.

QUARTO MINING COMPANY

ROCHESTER & PITTSBURGH COAL COMPANY

SOUTHERN OHIO COAL COMPANY

TWIN RIVERS TOWING COMPANY

WINDSOR COAL COMPANY

WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly	(Seal)
John M. Reilly, Treasurer of each Loan Party listed above on behalf of each such Loan Party

CNX LAND RESOURCES INC. MTB INC. RESERVE COAL PROPERTIES COMPANY

By:	/s/ William D. Stanhagen	(Seal)
William D. Stanhagen, President of each Loan Party listed above on behalf of each such Loan Party

CNX MARINE TERMINALS INC. CONSOL DOCKS INC. TWIN RIVERS TOWING COMPANY

By:	/s/ James J. McCaffrey	(Seal)
James J. McCaffrey, President of each Loan Party listed above on behalf of each such Loan Party

CONSOL SALES COMPANY

By:	/s/ James J. McCaffrey	(Seal)
Name:	James J. McCaffrey
Title:	Vice President

TERRA FIRMA COMPANY

By:	/s/ James A. Russell	(Seal)
Name:	James A. Russell
Title:	President

CARDINAL STATES GATHERING COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ William D. Stanhagen	(Seal)
Name:	William D. Stanhagen
Title:	Vice President

CNX GAS COMPANY LLC

By:	CONSOLIDATION COAL COMPANY, its sole member

By:	/s/ William D. Stanhagen	(Seal)
Name:	William D. Stanhagen
Title:	Vice President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ William D. Stanhagen	(Seal)
Name:	William D. Stanhagen
Title:	Vice President

CONSOL OF WV LLC

By:	/s/ Robert M. Vukas	(Seal)
Name:	Robert M. Vukas
Title:	Manager

EXHIBIT A

RELEASED PARTIES

Cardinal States Gathering Company

CNX Gas Company LLC

CNX Gas Corporation

EXHIBIT B

MERGED PARTIES

Jeffco Coal Company

The White Star Coal Co., Inc.

United Eastern Coal Sales Corporation

Greene Energy LLC